SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):               25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5
(Exact name of registrant as specified in its charter)


          Delaware                      333-107055-04            13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   25-Nov-03   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated           25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          25-Nov-03

DISTRIBUTION SUMMARY

 Class    Orig Bal       Beg Bal         Prin         Rate            Int
  A-1   200,000,000    198,411,363    1,961,237     1.41000%        225,362
  A-2   263,375,000    259,567,536    3,946,895     1.47000%        307,371
A-IO-1  208,518,750    206,090,505        0         6.88000%       1,275,065
A-IO-2  526,700,000    504,300,000        0         0.00000%           0
A-IO-S  550,000,050    544,603,900        0         0.29641%        134,523
  M-1   33,000,000     33,000,000         0         1.82000%        48,382
  M-2   22,000,000     22,000,000         0         2.85000%        50,508
  M-3    5,500,000      5,500,000         0         3.32000%        14,709
  B-1   11,000,000     11,000,000         0         4.62000%        40,938
  B-2    8,250,000      8,250,000         0         5.87000%        39,011
  B-3    6,875,000      6,875,000         0         5.62000%        31,125
   X    550,000,050    544,603,900        0             0              0
   R        50              0             0         1.47000%           0
 Total  550,000,050    544,603,900    5,908,132     0.00000%       2,166,994

 Class      Loss        Total Dist    Int Short      End Bal
  A-1       N/A         2,186,600         0       196,450,126
  A-2       N/A         4,254,266         0       255,620,642
A-IO-1      N/A         1,275,065         0       203,431,845
A-IO-2      N/A             0             0       482,900,000
A-IO-S      N/A          134,523          0       539,921,215
  M-1       0.00         48,382           0        33,000,000
  M-2       0.00         50,508           0        22,000,000
  M-3       0.00         14,709           0        5,500,000
  B-1       0.00         40,938           0        11,000,000
  B-2       0.00         39,011           0        8,250,000
  B-3       0.00         31,125           0        6,875,000
   X        N/A             0             0       539,921,215
   R        N/A             0             0            0
 Total      0.00        8,075,127         0       538,695,767




AMOUNTS PER $1,000 UNIT

 Class     Cusip           Prin          Int          Total
  A-1    22541QNG3     9.80618710    1.12681120   10.93299830
  A-2    22541QNH1     14.98583742   1.16704782   16.15288524
A-IO-1   22541QNJ7     0.00000000    6.11486938    6.11486938
A-IO-2   22541QNU2     0.00000000    0.00000000    0.00000000
A-IO-S   22541QNS7     0.00000000    0.24458663    0.24458663
  M-1    22541QNK4     0.00000000    1.46611121    1.46611121
  M-2    22541QNL2     0.00000000    2.29583318    2.29583318
  M-3    22541QNM0     0.00000000    2.67444364    2.67444364
  B-1    22541QNN8     0.00000000    3.72166636    3.72166636
  B-2    22541QNP3     0.00000000    4.72861091    4.72861091
  B-3    22541QNQ1     0.00000000    4.52722182    4.52722182
   X     22541QNW8     0.00000000    0.00000000    0.00000000
   R     22541QNR9     0.00000000    0.00000000    0.00000000



          Interest
       Carry-forward
 Class     Amount        End Bal
  A-1   0.00000000    982.25062965
  A-2   0.00000000    970.55772773
A-IO-1  0.00000000    975.60456967
A-IO-2  0.00000000    916.84070628
A-IO-S  0.00000000    981.67484658
  M-1   0.00000000    1000.00000000
  M-2   0.00000000    1000.00000000
  M-3   0.00000000    1000.00000000
  B-1   0.00000000    1000.00000000
  B-2   0.00000000    1000.00000000
  B-3   0.00000000    1000.00000000
   X    0.00000000    981.67484658
   R    0.00000000     0.00000000
 Total  0.00000000     0.00000000

                                     GROUP 1     GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                    234,178,363    286,554,509     520,732,872
     Scheduled Prin                      173,591        211,089         384,680
     Prepays (Incls Curtail)           1,363,337      2,910,533       4,273,870
     Net Liq Proceeds                          0              0               0
     Loan Purchase Prices                      0              0               0
     Total Prin Remit                  1,536,928      3,121,623       4,658,550
     Net Realized Losses                       0              0               0
Ending Balance                       232,641,435    283,432,887     516,074,322
Ending Count                                 1879           2071            3950
    *Balance Adjusted for October Substitution
Aggregate End Coll Bal               234,245,644    305,675,571     539,921,215

Ending Overcollateralization Amount                   1,225,447

Prefunding Account:
Beginning Balance         19282318.36 45,557,994     64,840,313
Subsequent Transfer       17684972.96 23,301,465     40,986,438
Added to available ce        -6863.59     13,845          6,982
Amount in Prefund Acc      1604208.99 22,242,684     23,846,893
    *Ending amounts represent a Subsequent Transfer on 11/24/2003 Interest Distributions:
Sched Int-Net Serv Fe      1459405.01  1,779,001      3,238,406
Less RAIS                           0          0              0
Less NPPIS                          0          0              0
                           1459405.01  1,779,001      3,238,406
Capitalized Interest Account:
Beginning Balance                                       216,484
less: Cap Int Require            5335       74341          79677
less: W/draw Overfund Int Amt to Depositor              136,807
Ending Balance                                                0

Servicing Fee                   37078       45371          82449
Trustee Fee                       917        1122           2040
Credit Risk Manager F            3220        3940           7160
LPMI                                0           0              0
Dividend Rewards                    0           0              0
Excess Servicing Fee            60496       74027         134523
FSA Premium                      9921           0           9921

Current Advances as of determination date             2873617.99
Outstanding Advances  (end of prior calendar mont     3376653.99


Has Ocwen failed the Termination Test?           NO

Delinquency Information
       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Grp 1        39            4744723.77          32     3295249.32
Grp 2       50             5,393,418           44      4492519.6
Total       89            10,138,141           76     7787768.92
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       90 or more days delinquent
       Count         Balance
Grp 1        5              444196.02
Grp 2        4               246,795
Total        9               690,991
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       Outstanding Loans
           Count              Balance
Grp 1      1,879         232,641,435
Grp 2      2,071         283,432,887
Total      3,950         516,074,322

        Foreclosure
Grp 1      Count     Balance
Grp 2        1               139,455
Total        0                     0
                    1       139455.04
         Bankruptcy
           Count              Balance
Grp 1        1               126,856
Grp 2        2               172,863
Total        3               299,719

                     REO
       Count         Balance         Market Value
Grp 1               0               0           0
Grp 2               0               0           0
Total               0               0           0

# of Loans for which Prepay Prems were collected                              37
Prin Bal of Loans for which Prepay Prems were collected               5,036,535
Current amount of Prepayment Premiums                                    93,479

Current Delinquency Rate (60+days)                                        1.652%
Rolling Three Month Delinquency Rate (60+days)                            0.708%

Number of Loans Repurchased                                                   0
Principal Balance of Loans Repurchased                                        0

Realized Losses incurred during the related Due Period                         0
Cumulative Realized Losses since Startup Day                                  0

Weighted Average Term to Maturity of Mortgage Loans                          347
Weighted Average Gross Coupon of Mortgage Loans                         7.65273%
Weighted Average Net Coupon of Mortgage Loans                           7.13153%

Aggregate number of Mortgage Loans in the pool                            3,950

Insured Payment on Class As                                                   0

Senior Enhancement Percentage                                            15.907%

Net Excess Spread                                                         2.399%

Deposit to Basis Risk Reserve Fund                                            0
Basis Risk Reserve Fund Balance                                           5,000

Interest Rate Cap Account
       Beginning Balance                                                       0
       Deposits                                                                0
       Withdrawals                                                             0
       Ending Balance                                                          0

       Target Amount for the preceding Distribution Date                 6875001


       SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee